                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934
                               (Amendment No. 1)

Check the appropriate box:
[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[ ] Definitive Information Statement

                            SOUTH TEXAS OIL COMPANY
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:

            -----------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------
       5) Total fee paid:

            -----------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

            -----------------------------------------------------------
2)     Form, Schedule or Registration Statement No.

            -----------------------------------------------------------
3)     Filing Party:

            -----------------------------------------------------------
4)     Date Filed:

            -----------------------------------------------------------

                            SOUTH TEXAS OIL COMPANY
                         900 NE Loop 410, Suite E-121
                             San Antonio, TX 78209

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN SHAREHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE SHAREHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

    This Information Statement is being furnished to the stockholders of South Texas Oil Company, a Nevada corporation, to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of South Texas Oil Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Nevada Revised Statutes related to corporate law of the State of Nevada.

    South Texas Oil Company's board of directors determined that the close of business on March 17, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of South Texas Oil Company, Murray N. Conradie (Chairman); Jason F. Griffith and Conrad Humbke.

2. The approval of an amendment to the Certificate of Incorporation to change the name of the Company from Nutek Oil Inc., to South Texas Oil Company effective April 1, 2005. (South Texas Oil Company does not require a mandatory exchange of the current Nutek Oil, Inc., shares to new South Texas Oil Company certificates. Persons who hold their shares in brokerage accounts or "street name" should not be required to take any further actions to effect the exchange).

3.  The approval of the performance based Stock Option Plan.

4. The approval of the Employment Agreements for the officers of South Texas Oil Company.

5. The approval of South Texas Oil Company's retainer of the firm of Larry O'Donnell CPA, PC, as the independent auditor for South Texas Oil Company.

    Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of

(cont)

capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of South Texas Oil Company entitled to vote thereon.

      As of the Record Date, there were 3,069,946 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of South Texas Oil Company. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 53.64% of the votes entitled to be cast at a meeting of the South Texas Oil Company's shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used, for purposes of the ownership percentage calculations.

      On March 17, 2005, the board of directors approved each of the Actions and authorized South Texas Oil Company's officers to deliver this Information Statement.

      The Amendments to the Articles of Incorporation have been filed with the Secretary of State of the State of Nevada reflecting the name change to South Texas Oil Company and are now effective.

      The executive offices of South Texas Oil Company are located at 6330 McLeod Drive, Suite 1, Las Vegas, Nevada, 89120 and its telephone number is
(210) 568-9760.

      This Information Statement will first be mailed to stockholders on or about May *, 2005 and is being furnished for informational purposes only.

Dissenter's Right of Appraisal

      Under Nevada law, South Texas Oil Company's dissenting shareholders are not entitled to appraisal rights, and South Texas Oil Company will not independently provide our shareholders with any such right.

Voting Securities and Principal Holders Thereof

      As of the Record Date, there were 3,069,946 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of South Texas Oil Company. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The following table sets forth the Common Stock ownership information as of March 17, 2005, with respect to (i) each person known to South Texas Oil Company to be the beneficial owner of more that 5% of South Texas Oil Company's Common Stock; (ii) each director of South Texas Oil Company; and (iii) all directors, executive officers and designated shareholders of South Texas Oil Company as a group. This information as to beneficial ownership was furnished to South Texas Oil Company by or on behalf of each person named.

Name of Beneficial      Position         Number of Shares        Percent
Owner (1)               with Company     Beneficially Owned      of Class

Murray N. Conradie      Pres/CEO/Director      174,990          5.70%
Jason F. Griffith       CFO/Director             8,570          0.28%
Dave Cummings           VP Operations           63,810          2.08%
Conrad Humbke           Director                     0             0%

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP:

                                               247,370          8.06%

(1)Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of South Texas Oil Company's Common Stock is c/o South Texas Oil Company at the mailing address of 6330 McLeod Drive, Suite 1, Las Vegas, NV 89120.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities (referred to as "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Reporting persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2004, was a director, officer, or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by
Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

Committees

      South Texas Oil Company does not have any audit, compensation, and executive committees of its board of directors. The entire board of directors is serving as the South Texas Oil Company's audit committee.

Board Meetings

      No Director participated in fewer than 75% of the total number of meetings of the full Board of Directors or the total number of meetings of committees on which such director served. The Board currently meets on an as needed basis to discuss matters related to South Texas Oil Company or when one Board member wishes to convene the rest of the Board to discuss an idea or issue that needs to be addressed. There were approximately 12 board meetings held during the last fiscal year.

Directors and Executive Officers

      The following table sets forth information regarding our executive officers, certain other officers and directors as of December 31, 2004:

      Name                  Age   Position/Office        Served Since

      Murray N. Conradie    39    Chairman/President/CEO April 1999
      Jason F. Griffith     27    CFO/Director           June 2002
      David Cummings        45    VP of Operations       September 2002
      Conrad Humbke         71    Director               November 2004

      The following is a brief description of the business background of the directors and executive officers of South Texas Oil Company:

Murray N. Conradie - President/CEO and Chairman of the Board

      Mr. Conradie was previously the CEO and Chairman of the Board and a Director of Datascension Inc, a public company trading on the OTCBB from April 1999 until April 2005, and the former parent company of South Texas Oil Company prior to the spin off. Mr. Conradie has several years of experience in creating and developing start-up enterprises and has a background in Law and Accounting.

Jason F. Griffith - CFO/Director

      Mr. Griffith was the former CFO and a Director of Datascension Inc, a public company trading on the OTCBB until April 2005. Mr. Griffith had held this position since June of 2002. Prior to that, Mr. Griffith was the accounting manager for a CPA firm in Henderson, Nevada starting in August of 2001. Before taking on this position, he worked for Arthur Andersen in Memphis, Tennessee from December 1998 until his move to Nevada in the summer of 2001. Prior to joining Arthur Andersen, Mr. Griffith was in the process of completing his undergraduate degree and Masters in Accounting from Rhodes College in Memphis, Tennessee. Mr. Griffith is a licensed CPA in both the state of Nevada and Tennessee. He is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, along with being a member of the Nevada and Tennessee State Society of CPAs.

Dave Cummings - Vice President Operations

      Dave Cummings has numerous years experience in the South Texas oilfields with various independent producers, handling all areas of field operations. Dave Cummings has numerous years experience in the South Texas oilfields with various independent producers, handling all areas of field operations. Dave Cummings has owned and operated Cummings Wireline Service since 1985, while also sub-contracting for USA Plugging, Inc. since 1999.

Conrad Humbke - Director

      Mr. Humbke has many years experience in the oil and gas industry and has served both as a director and officer of oil and gas companies which also included oil and mining exploration. Mr. Humbke has been in retirement for the past 5 years.

Compensation of Executive Officers

      The following table sets forth the aggregate cash compensation paid by South Texas Oil Company for services rendered during the periods indicated to its directors and executive officers:

                       SUMMARY COMPENSATION TABLE

Name & Position     Fiscal Year   Salary    Bonus   Other Compensation
---------------     -----------   ------    -----   -----------------
Murray N. Conradie   2002         $3,500      -0-        -0-
Chairman/CEO         2003           -0-       -0-        -0-
                     2004         24,000      -0-        -0-

Jason F. Griffith    2002           -0-       -0-        -0-
CFO                  2003           -0-       -0-        -0-
                     2004         12,000      -0-        -0-

Dave Cummings        2002           -0-       -0-        -0-
VP Operations        2003         $1,205      -0-      40,818 shares(1)
                     2004         $7,650      -0-      48,896 shares(2)

       (1) Mr. Cummings received 40,818 shares of restricted common stock of South Texas Oil Company in lieu of cash payment for 2003. The value of shares issued was based on a price of $.10 for a total value of $4,082.

      (2) Mr. Cummings received 48,896 shares of restricted common stock of South Texas Oil Company in lieu of cash payment for 2004. The value of shares issued was based on an average price of $.245 for a total value of $12,000.

Common Stock

      The Officers have not received any common stock in compensation for their services, other than the unpaid salary they have converted to common stock.

Employment Agreements

       On April 1, 2004, we entered into an employment agreement with Murray Conradie. The term of employment is five (5) years. Mr. Conradie serves as President, CEO, Chairman and Director. We agreed to pay Mr. Conradie a base salary of $24,000 per annum for the first year of employment, increasing based on performance of South Texas Oil Company and time devoted solely to South Texas Oil Company. In addition to the cash compensation earned by Mr. Conradie, we granted Mr. Conradie an option to purchase shares of our common stock according to the Executive Stock Option Plan.

      On April 1, 2004, we entered into an employment agreement with Jason Griffith. The term of employment is five (5) years. Mr. Griffith serves as Chief financial Officer, Secretary/Treasurer and Director. We agreed to pay Mr. Griffith a base salary of $12,000 per annum for the first year of employment, increasing based on performance of South Texas Oil Company and time devoted solely to South Texas Oil Company. In addition to the cash compensation earned by Mr. Griffith, we granted Mr. Griffith an option to purchase shares of our common stock according to the Executive Stock Option Plan.

       On April 1, 2004, we entered into an employment agreement with David Cummings. The term of employment is one (1) year with automatic renewals for additional one (1) year periods. Mr. Cummings serves as Vice-President of operations. We agreed to pay Mr. Cummings a base salary of $18,000 per annum for the first year of employment, increasing based on performance of South Texas Oil Company and time devoted solely to South Texas Oil Company. In addition to the cash compensation earned by Mr. Cummings, we granted Mr. Cummings an option to purchase shares of our common stock according to the Executive Stock Option Plan.

Stock Option Plan

(EXHIBIT 10.10: Qualified Equity Incentive Stock Option Plan, previously filed April 30, 2004 as exhibit to Form 10SB12G and incorporated in this Information Statement and made a part hereof)

                 QUALIFIED EQUITY INCENTIVE STOCK OPTION PLAN

1.  Purpose of the Plan

      This NUTEK OIL, INC. Qualified Equity Incentive Stock Plan ("Plan") is intended to afford an incentive to key managerial employees of NUTEK OIL, INC. (the "Company") to acquire a proprietary interest in the Company and to enable the Company to attract and retain such key employees. For purposes of this Plan, the Company's "parent" or "subsidiaries", if any, shall include any corporation which is a "parent corporation" or a "subsidiary corporation" within the meaning of Sections 425 (a) and (f) of the Internal Revenue Code of 1986, as hereafter amended (the "Code").

2.  The Stock

      Except as provided in Sections 6 and 7, the number of shares of stock which may be optioned and sold under the Plan is 1,000,000 shares of Common Stock, $.00l par value, of the Company ("Shares"). If options granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject hereto shall again be available for the granting of options under this Plan. Shares which are the subject of options to purchase may be made available from authorized and unissued stock or from treasury stock.

3.  Eligibility

      An option shall be granted only to a person who at the time of the grant is a key managerial employee of the Company or its parent or a subsidiary of the Company. The term "key managerial employee" shall mean an employee (including officers), who has responsibility for the management of the Company or its parent or subsidiaries. The committee designated pursuant to Section 8 ("Committee") shall determine from time to time the key managerial employees to whom options shall be granted and the number of Shares subject to each option. Notwithstanding the foregoing, options for not more than 400,000 shares may be issued under the Plan to a Chairman, President or Executive Vice President of the Company or its parent or subsidiaries, options for not more than 300,000 shares may be issued under the Plan to any Senior Vice President of the Company or its parent or subsidiaries, options for not more than 200,000 shares may be issued under the Plan for any Vice President of the Company or its parent or subsidiaries, and options for not more than 100,000 shares may be issued under the Plan for any other employee or director of the Company or its parent or subsidiaries.

4.  Option Term

      (a) Except as otherwise provided herein, the Option Price shall be fixed by the Committee at the time of the grant of such option and shall not be less than 100% of the fair market value of the stock at the time the option is granted. The Committee shall, in good faith, determine the fair market value of the stock (without regard to any restrictions other than a restriction which, by

(cont)

its terms, will never lapse) based upon a reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Code, or regulations or rulings promulgated thereunder. In no event shall the Option Price be less than the par value of the Shares. The Committee will use its best efforts to determine the fair market value of the Shares subject to the option, but neither the Committee nor the Company will be responsible for the payment of any tax imposed upon the participants, nor will they reimburse participants for their payment of any tax so imposed. Neither the Company, the Committee, nor any member thereof makes or shall make any representation or warranty to any participant regarding the Federal or State income tax consequences or effects of participation in the Plan.

      (b) Subject to the provisions and limitations of this Plan, and subject to applicable securities, tax and other laws and regulations, options may be granted at such time or times and pursuant to such terms and conditions as may be determined by the Committee during the period this Plan is in effect.

      (c) Each Option shall provide that it may be exercised in not less than such number of equal installments which may be cumulative between three and six in number as shall be set forth in the Stock Option Agreement for such Option, commencing from the date set forth in the Stock Option Agreement for such Option; provided, however, that no option shall be exercised in full or in part after the expiration of ten (10) years from the date such option is granted. However, if the option is granted to an individual who at the time the option is granted owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary, such option shall not be exercisable in full or in part after the expiration of five (5) years from the date such option is granted. Except as otherwise specifically provided in the Stock Option Agreement between the Company and the employee, options which have been granted to an employee will continue to be exercisable only so long as the optionee remains an employee of the Company or its parent or a subsidiary of the Company. Notwithstanding anything to the contrary contained in this Section 4, the Committee may, in its sole discretion, accelerate the option exercise period, based upon its evaluation of an optionee's individual performance, as limited by subparagraph
(d) hereof.

      (d) Shares to be purchased upon the exercise of any option shall be paid for, in full, in cash or by certified check payable to the order of the Company (or in certificates of stock issued by the Company, which stock shall be assigned a fair value by the Committee in its discretion) and delivered to the Company at the time of such exercise.

      (e) Each Option granted under the Plan shall be evidenced by a Stock Option Agreement between the Company and the employee. The Committee shall initially make all decisions as to the form of Stock Option Agreement to be entered into with each optionee. All forms of Stock Option Agreement shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be set forth in full or incorporated by reference in each Stock Option Agreement.

      (f) Except as otherwise specifically provided in the Stock Option Agreement between the Company and the employee, in the event an optionee retires or otherwise ceases to be employed by the Company or its parent or any subsidiary of the Company for any reason, including leaves of absences (other than a termination by death, permanent and total disability within the meaning

(cont)

of Section 22 (a) (3) of the Code, or for cause), such employee shall have the right to exercise any options which became exercisable prior to retirement or cessation of employment but only within a period of three (3) months from the date of cessation of employment (but in any event not later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. If the optionee dies during such three-month period, the executors, administrators, legatees or distributees of the optionee's estate shall have the right to exercise such options during the remainder of such period. In no event and under no circumstances may an option be exercised by an employee (or his personal representative) after termination of the optionee's employment for cause. Notwithstanding the foregoing provisions of this Section 4 (f), the Stock Option Agreement between the Company and the employee may provide that upon the cessation of the employment of such employee, such employee shall have the right to exercise any options granted to the employee but only within a period of three (3) months from the date of cessation of employment (but in any event not later then the termination date of the option).

      (g) In the case of an employee who becomes permanently disabled within the meaning of Section 22 (a) (3) of the Code while in the employ of the Company, or its parent or any subsidiary of the Company, any option which was exercisable on the date when such employee became disabled may be exercised within one (1) year after such employee ceases employment (but in no event later than the termination date of the option) after which time any unexercised portion of all outstanding options shall expire.

      (h) In the event of the death of an optionee while in the employ of the Company, its parent or any subsidiary of the Company, the executors, administrators, legatees or distributees of the estate of the optionee shall have the right to exercise any options which became exercisable prior to the optionee's death but only within a period of three (3) months from the date of the optionee's death (but in no event later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. In the event an option is exercised by the executors, administrators, legatees or distributee of the estate of the optionee, under Subsection (f) or (h) of this Section 4, the Company shall be under no obligation to issue Shares hereunder unless and until the Company is satisfied that the person (or persons) exercising the option is the duly appointed legal representative of the optionee's estate or the proper legatee or distributes thereof.

5.  Non-Transferability

      No option granted hereunder shall be transferable by the optionee other than by Will or by the laws of descent and distribution, and options shall be exercisable, during the optionee's lifetime, only by such optionee provided, however, that in the event an optionee shall be subject to a legal disability, his legal representative may exercise an option on his behalf.

6.  Stock Dividends or Recapitalization

      In the event of a stock dividend paid in shares of the class of stock subject to any option outstanding hereunder, or recapitalization, reclassification, splitup or combination of shares with respect to said class of stock, the Committee shall make appropriate adjustments to the Option Price under such option and to the kind and number of shares as to which such option

(cont)

is then exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and in any case an appropriate adjustment shall also be made in the total number and kind of event, and in any case an appropriate adjustment shall also be made in the total number and kind of shares of stock reserved for the future granting of options under this Plan. Any such adjustment made by the Committee pursuant to this Plan shall be binding upon the holders of all unexpired options outstanding hereunder.

7.  Merger, Consolidation Reorganization, Liquidation, Etc.

      If the Company shall become a party to any corporate reorganization, merger, liquidation, spinoff, or agreement for the sale of substantially all of its assets and property, the Committee shall make appropriate arrangements, which shall be binding upon the holders of unexpired options rights, for the substitution of new options for any unexpired options then outstanding under this Plan, or for the assumption of any such unexpired options, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event.

8.  Administration of Plan

      (a) This Plan shall be administered by the Executive Compensation Committee (the "Committee") appointed by the Board of Directors. The Committee shall consist of a minimum of 2 and a maximum of 3 members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Should the Company have less than five (5) employees, the Committee will be administered and comprised of the members of the Board of Directors. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers and key employees of the Company or any parent or subsidiary of the Company eligible to receive options under this Plan; which officers and key employees shall in fact be granted an option or options; whether the option shall be an incentive stock option or a nonqualified stock option; the number of Shares to be subject to each of the options; the time or times at which the options shall be granted; and, subject to Section 4 hereof, the price at which each of the options is exercisable, the rate of option exercisability; and the duration of the option.

      (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of authority or discretion granted in connection with this Plan to the Committee or the Board of Direction, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Subsection B(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the

(cont)

Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

9.  Effective Date

      This Plan shall become effective upon adoption by the Board of Directors, subject to the approval by holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the Annual Meeting of Shareholders. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options granted under the Plan shall be null and void and of no force and effect.

10.  Modification, Amendment, Suspension and Termination

      Unless sooner terminated, this Plan shall expire ten (10) years from the date the Plan is adopted by the Board of Directors, or from the date of shareholder approval, whichever is earlier. The Plan may be altered, suspended, discontinued or terminated by the Board of Directors at any time, but no action of the Board of Directors, unless approved by the shareholders, may increase the maximum number of shares to be offered for sale or issued under the Plan (except as permitted under Sections 6 and 7 above), change the manner of determining the minimum option price or the price of outstanding options or terms of payments, extend the term of the Plan or the period during which options may be granted or exercised, or change the description of the class of persons eligible to receive options under the Plan. Nothing contained herein shall be construed to permit a termination, modification or amendment adversely affecting the rights of any optionee under an existing option theretofore granted without the consent of such optionee.

11.  General

      (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or its parent or subsidiary or any other corporation affiliated with the Company, or interfere in any way with the rights of the Company or its parent or subsidiary or any corporation affiliated with the Company to terminate his or her employment.

      (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by the employee.

      (c) The provisions of this Plan shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

      (d) Wherever used herein, the singular shall be deemed to refer to and include the plural and vice versa, where appropriate. Wherever used herein, the masculine shall be deemed to refer to and include the feminine and the neuter, and vice versa, where appropriate.

      (e) Nothing contained in this Plan or in any option agreement issued

(cont)

hereunder shall impose any liability or responsibility on the Company, the Board of Directors, the Committee or any member of either of the foregoing to pay, or reimburse any participant for the payment of any tax arising out of, or on account of the issuance of an option or options hereunder to any participant, a participant's exercise of any option issued under this Plan or a participant's sale, transfer or other disposition of any Shares acquired pursuant to the exercise of an option issued hereunder. Any person receiving an option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the participant will be solely responsible for all taxes to which he or she may be or become subject as a consequence of such participation.

      (f) As a condition to the exercise of any Option, the Company may require that an employee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

      The following table sets forth the options granted in 2004 to each of the directors and executive officers:

     Option/SAR Grants in Last Fiscal Year (Individual Grants):

                      Number of      Percent of total
                      Securities       Options/SARs
                      Underlying        granted to                  Exercise or
                     Options/SARS      employees in    base price   Expiration
    Name               Granted         fiscal year     ($/Share)        date
    -----            ------------   ----------------   ----------   -----------

Murray N. Conradie      150,000           20.7           $0.46        4/1/09
                        200,000           27.7           $0.50        4/1/14

Jason F. Griffith       100,000           13.8           $0.46        4/1/09
                        100,000           13.8           $0.50        4/1/14

David Cummings           50,000            6.9           $0.46        4/1/09
                         50,000            6.9           $0.50        4/1/14

Conrad Humbke            75,000           10.3           $0.46       11/2/09

       There were options issued to officers in April of 2004. Compensation cost for options granted has not been recognized in the accompanying financial statements because the exercise prices exceeded the current market prices of the South Texas Oil Company's common stock on the dates of grant. The options and warrants expire in April 2009 and 2014 and are exercisable at prices from $.46 to $.50 per option or warrant, respectively.

Amendment to Articles of Incorporation

      Approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from Nutek Oil Inc., to South Texas Oil Company.

      On March 17, 2005, the Board of Directors determined to change the name of Nutek Oil, Inc., to South Texas Oil Company. The purpose of the name change is

(cont)

to more accurately reflect the Company's business and its activities after the change.

      Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the South Texas Oil Company. Shareholders holding a total of 1,646,602 shares of Common Stock (53.64%) have already consented to such changes. The shares have been considered fully diluted, for a total amount of 3,069,946 shares used, for purposes of the ownership percentage calculations.

      The Corporation does not require a mandatory exchange of the old stock certificate, with the name Nutek Oil, Inc., for a new stock certificate, with the name South Texas Oil Company.

      Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates.

Approval of Board Members

      Approve the following individuals as the Board members of South Texas Oil Company, Murray N. Conradie (Chairman); Jason F. Griffith and Conrad Humbke.

      Our Board of Directors presently consists of three members. The term of office of each person elected as a Director will continue for a period of three years or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Approve the performance based Stock Option Plan.

      The Stock Option Plan will allow the executives to be compensated based on their performance at South Texas Oil Company.

Authorize the Board of Directors to update and approve the Employment Agreements for the officers of South Texas Oil Company.

      Coinciding with the name change and additional time now being dedicated to South Texas Oil Company moving forward, the Board will update the employment agreements to better reflect this responsibility and the required tasks. It is believed the performance bonus/option package will serve to compliment the amended employment agreements to be beneficial to both shareholders and respective executive officers.

Approve South Texas Oil Company's retainer of the firm of Larry O'Donnell, CPA, PC, as the independent auditor for South Texas Oil Company.

      Our Board of Director's has recommended the appointment of Larry O'Donnell, CPA, PC., as our independent auditor for the fiscal year ending December 31, 2004. Acting on that recommendation, the Board of Directors authorized our CFO to engage Larry O'Donnell, CPA, PC., as South Texas Oil Company's auditors for the fiscal year ending December 31, 2004. Gary V. Campbell, CPA, Ltd. served as our independent auditor for the fiscal year ended December 31, 2003 and provided services to us with respect to that fiscal year that included, but were not limited to, consultations on various tax and information services matters.

Additional Information

      Please read all the sections of this information statement carefully. South Texas Oil Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by South Texas Oil Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      Incorporation of Information by Reference

            The following documents, which are on file with the Commission (Exchange Act File No. 000-50732) are incorporated in this Information Statement by reference and made a part hereof:

i.)Form 10SB12G Registration Document filed April 30, 2004.

ii.)Current Report on Form 8-K filed June 21, 2004, reporting a change in Auditors.

iii.)Current Report on Form 8-K filed November 3, 2004, reporting the change in Directors.

iv.)Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

v.)Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005.

      All documents filed by South Texas Oil Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

      South Texas Oil Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, to Jason F. Griffith, Secretary, South Texas Oil Company, 6330 McLeod Drive, Suite 1, Las Vegas, Nevada, 89120, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).

Conclusion

      As a matter of regulatory compliance, South Texas Oil Company is sending you this information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to South Texas Oil Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide South Texas Oil Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

      Pursuant to the requirements of the Securities Exchange Act of 1934, South Texas Oil Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                         SOUTH TEXAS OIL COMPANY

                                         By: /s/ Murray N. Conradie
                                         --------------------------
                                         Murray N. Conradie
                                         President/CEO